SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 6, 2003



                              Hibernia Corporation
             (Exact name of registrant as specified in its charter)




 Louisiana                      1-10294                        72-0724532
(State or other               (Commission                    (IRS Employer
jurisdiction of               File Number)                 Identification No.)
incorporation)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333






Item 7(c).  Exhibits.

         The exhibits listed below are furnished pursuant to Item 9 hereof under Regulation FD as a part of this current report on Form 8-K.

Exhibit No.             Description

99.27 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Chief Executive Officer of Hibernia Corporation

99.28 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Chief Financial Officer of Hibernia Corporation



Item 9.  Regulation FD Disclosure.

         On March 6, 2003, Hibernia Corporation (the "Company") submitted for filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report"). The Report was accompanied by certifications from the Company's Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications are attached hereto as exhibits.


                                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HIBERNIA CORPORATION
                                        (Registrant)


Date: March 6, 2003                     By: /s/ Cathy E. Chessin
                                            ------------------------------
                                            Cathy E. Chessin
                                            Senior Vice President, Secretary
                                            and Corporate Counsel


                                  EXHIBIT INDEX

Exhibit No.                  Description                             Page No.

99.27            Certification Pursuant to 18 U.S.C. Section            3
                 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Chief
                 Executive Officer of Hibernia Corporation

99.28            Certification Pursuant to 18 U.S.C. Section            4
                 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Chief
                 Financial Officer of Hibernia Corporation





                                                EXHIBIT 99.27



          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Hibernia Corporation (the "Company") certifies that to his knowledge:

1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 6, 2003                       /s/ J. Herbert Boydstun
                                            ---------------------------
                                            J. Herbert Boydstun
                                            Chief Executive Officer






                                                  EXHIBIT 99.28



          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Hibernia Corporation (the "Company") certifies that to her knowledge:

1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 6, 2003                       /s/ Marsha M. Gassan
                                            ------------------------------------
                                            Marsha M. Gassan
                                            Chief  Financial Officer